Asset Management Fund

(The “Trust”)

AMF Short U.S. Government Fund – ASITX

Ultra Short Mortgage Fund – ASARX

SUPPLEMENT DATED JUNE 20, 2016

TO Prospectus dated march 1, 2016

IMPORTANT NOTICE

Effective June 3, 2016, Shay Assets Management, Inc., the Adviser to the Funds, has changed its name to Austin Atlantic Asset Management Co. Therefore, the Fund’s prospectus is supplemented to change all references to the Adviser, Shay Assets Management, Inc., to Austin Atlantic Asset Management Co.

Effective June 6, 2016 Shay Financial Services, Inc., the Distributor to the Funds has changed its name to Austin Atlantic Capital, Inc., respectively. Therefore, the Fund’s prospectus is supplemented to change all references to the Distributor, Shay Financial Services, Inc., to Austin Atlantic Capital, Inc.

Effective June 24, 2016 the mailing address for the Adviser and the Distributor is amended to 1 Alhambra Plaza, Suite 100, Coral Gables, FL 33134.

This supplement should be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
325 John H. McConnell Boulevard

Suite 150

Columbus, Ohio 43215